U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): April 29, 2005

                          5G WIRELESS COMMUNICATIONS, INC.
                     (Exact Name of Registrant as Specified in Its Charter)

    Nevada                             0-30448                  20-0420885
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
 of Incorporation)                                          Identification No.)

  4136 Del Rey Avenue, Marina Del Rey, California               90292
    (Address of Principal Executive Offices)                  (Zip Code)

     Registrant's telephone number, including area code:  (310) 448-8022



            (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     (a) On September 22, 2004, the Registrant entered into a subscription agreement with Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP whereby these investors are purchasing $2,000,000 in convertible notes, with warrants to purchase up to an additional $5,600,000 in common stock of the Registrant (see Exhibit 4.1). The initial $1,000,000 investment has been received by the Registrant with the next $1,000,000 to be received upon the effective date of a registration statement to be filed with the Securities and Exchange Commission for the shares to be issued on conversion, or once the company is able to issue equity securities that are exempt from resale registration requirements following the conversion of the Registrant into a business development company, whichever is earlier. The Registrant has received this second $1,000,000 investment into the Company. Under the subscription agreement, the promissory notes are convertible into restricted shares of common stock of the Registrant at a price per share equal to the lesser of 75% of an average of the lowest five-day bid prices for the shares during a ninety day look back period, or $0.05 per share.

     On April 29, 2005, the Registrant issued restricted shares of common stock as a partial conversion of the first $1,000,000 convertible note (principal and accrued interest) described above, as follows:

Name of Recipient              Number of Shares             Value

Longview Fund, LP                 2,000,000                 $9,500.00
Longview Equity Fund, LP          2,000,000                 $9,500.00
Longview International
Equity Fund, LP                   2,000,000                 $9,500.00
Total                             6,000,000                 $28,500.00

     On April 29, 2005, the Registrant issued restricted shares of common stock as a partial conversion of the second $1,000,000 convertible note (principal and accrued interest) described above, as follows:

Name of Recipient              Number of Shares             Value

Longview Fund, LP                 5,000,000                 $25,700.00
Longview Equity Fund, LP          2,408,992                 $11,442.71
Longview International
Equity Fund, LP                   1,000,000                 $4,749.24
Total                             8,408,992                 $41,891.95

     (b) In March 2004, the Company borrowed $715,000 under convertible notes payable ("$715,000 Convertible Notes") (see Exhibits 4.2 to 4.4). All of these borrowings are due in March 2006, with monthly interest payments on the outstanding balance; interest accrues at 9% per annum. The $715,000 Convertible Notes may be converted into common stock of the Company at the lesser of: (a) in accordance with the terms of a subsequent financing, at the option of the holder, (b) 125% of the closing bid price on the closing date, as defined, or (c) 100% of the closing bid price during the sixty trading days immediately prior to the conversion date.

     On April 29, 2005, the Registrant issued restricted shares of common stock as a partial conversion of the second $715,000
Convertible Notes (principal and accrued interest) described above, as follows:

Name of Recipient             Number of Shares              Value

Glen Keyser                      5,419,348                  $26,273.00
Kelly Goodman                    8,204,480                  $39,000.00
Charles Sutton                   8,204,480                  $39,000.00
Total                           21,828,308                  $104,273.00

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: May 5, 2005                     By: /s/ Jerry Dix
                                       Jerry Dix, Chief Executive Officer

                                  EXHIBIT INDEX

Number                   Description

4.1 Subscription Agreement between 5G Wireless Communications, Inc., on the one hand, and Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP, on the other hand, dated September 22, 2004 (including the following items: Exhibit A1: Form of Class A Warrant; Exhibit A2: Form of Class B Warrant; Exhibit B: Funds Escrow Agreement; Exhibit E: Shares Escrow Agreement; Exhibit F: Form of Limited Standstill Agreement; Exhibit G:
        Security Agreement; and Exhibit H: Collateral Agent Agreement) (not including the following items: Attachment 1: Disclosure Schedule; Exhibit C: Form of Legal Opinion; Exhibit D: Form of Public Announcement on Form 8-K;
        Schedule 5(d): Additional Issuances; Schedule 5(q):
        Undisclosed Liabilities; Schedule 5(s): Capitalization;
        Schedule 9(e) Use of Proceeds; Schedule 9(q): Limited Standstill Providers; and Schedule 11.1: Other Securities to be Registered) (incorporated by reference to Exhibit 4 of the Form 8-K filed on September 30, 2004).

4.2 Form of Promissory Note issued by the Company to investors, dated March 4, 2004 (incorporated by reference to Exhibit 4.1 of the Form 10-QSB/A filed on May 28, 2004).

4.3 Form of Note Purchase Agreement between the Company and investors, dated March 4, 2004 (incorporated by reference to Exhibit 4.2 of the Form 10-QSB/A filed on May 28, 2004).

4.4 Form of Warrant issued by the Company to investors, dated March 4, 2004 (incorporated by reference to Exhibit
        4.3 of the Form 10-QSB/A filed on May 28, 2004).